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                                                                    EXHIBIT 10.7

                                FOURTH AMENDMENT
                                       TO

                                CREDIT AGREEMENT
                                ----------------

          THIS FOURTH AMENDMENT, dated as of May 31, 2001 ("Fourth Amendment"), is by and among CHANNELL COMMERCIAL CORPORATION ("Borrower"), a Delaware corporation, the financial institutions signatory hereto (collectively, the "Lenders") and FLEET NATIONAL BANK, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

PRELIMINARY STATEMENTS

          (A) The Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of May 1, 1998 and as amended by Amendment No. 1 to Credit Agreement, dated as of September 3, 1998 and Amendment No. 2 to Credit Agreement, dated as of December 29, 1999 and Amendment No. 3 to Credit Agreement, dated as of July 20, 2000 (as heretofore amended, the "Original Credit Agreement" and as it is hereby and as it may hereafter from time to time be amended, modified and supplemented, the "Credit Agreement");

          (B) An Event of Default has occurred and is continuing under the Credit Agreement as described in Article V hereof (the "Current Event of Default");

          (C) Notwithstanding the entitlement of the Administrative Agent and the Lenders to enforce their rights and remedies pursuant to the Credit Agreement and other Loan Documents as a result of the Current Event of Default, the Administrative Agent and the Lenders are willing to waive the Current Event of Default on and subject to the terms and conditions set forth herein; and

          (D) Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

Article I.  Amendments to Credit Agreement.
            -------------------------------

          This Fourth Amendment shall be deemed to be an amendment to the Credit Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Fourth Amendment, including, without limitation, the representations and warranties set forth herein, are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Credit Agreement. The Credit Agreement is hereby amended in the following respects:
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     1.1  Notwithstanding any provision to the contrary contained in the Loan
Documents, from and after the Fourth Amendment Effective Date, the Revolving Facility shall be limited to $25,000,000 in the aggregate, reduced from $30,000,000 as heretofore in effect, and the aggregate outstanding amount of all Revolving Advances and Letter of Credit Advances and face amount of outstanding Letters of Credit shall not exceed the existing outstanding amount of $23,500,000. The unused portion of the Revolving Facility shall be reserved for
(i) payment of actual costs relating to foreign exchange differences and based on the applicable conversion rate (as quoted by or as determined by the Administrative Agent) resulting from the conversion of Alternative Currency Revolving Advances into Revolving Loans denominated in U.S. Dollars pursuant to
Section 1.2 herein, and Revolving Loans for such purpose shall be made in accordance with the terms of the Credit Agreement, with detail in writing satisfactory to the Administrative Agent evidencing such costs, and/or (b) borrowings for other purposes if and to the extent approved by the Required Lenders in the exercise of their sole discretion.

     1.2 Notwithstanding any provision to the contrary contained in the Loan Documents, from and after the Fourth Amendment Effective Date, the Borrower shall be prohibited from borrowing any Alternative Currency Revolving Advances or requesting any Alternative Currency Letters of Credit under the Credit Agreement. The existing outstanding Alternative Currency Revolving Advances shall convert into Revolving Loans denominated in U.S. Dollars effective upon the expiration of the applicable Interest Period relating to each such respective outstanding Alternative Currency Revolving Advance, at the applicable conversion rate (as quoted by or as determined by the Administrative Agent), all costs of each such conversion to be at the expense of the Borrower and due and payable on the date of each such conversion.

     1.3 Notwithstanding any provision to the contrary contained in the Loan Documents, from and after the Fourth Amendment Effective Date, all outstanding Advances shall bear interest as Base Rate Advances and the Borrower shall not be permitted to select or maintain LIBOR Rate Advances, except that LIBOR Rate Advances existing as of the Fourth Amendment Effective Date shall not be required to be converted to Base Rate Advances until the expiration of the then current Interest Period applicable thereto, whereupon each such LIBOR Rate Advance shall automatically be deemed converted into a Base Rate Advance.

     1.4  Section 1.01, Certain Defined Terms, is amended as follows:
                        ---------------------

     (a)  The definition of "Applicable Margin" is amended by restating the
                             -----------------
final sentence in such definition as follows:

     "Notwithstanding any provision or implication to the contrary contained in the Loan Documents (A) all Revolving Advances made from and after the Fourth Amendment Effective Date, and all conversions from and after the Fourth Amendment Effective Date of an outstanding LIBOR Rate Advance (whether a Term A Advance, a Revolving Advance, or an Alternative Currency Revolving Advance) shall bear interest exclusively as a Base Rate Advance and the Applicable Margin therefor shall be 2.50% and (B) the Applicable Margin for all Base Rate Advances existing as of the Fourth Amendment Effective Date shall be 2.50%. No Advances, in any event, shall be based on or in any way affected or changed by the ratio of Total Consolidated Debt to Consolidated EBITDA".

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     (b)  The following definitions are inserted in proper alphabetical order:

     "Fourth Amendment" means the Fourth Amendment to the Credit Agreement dated
      ----------------
as of May __, 2001.

     "Fourth Amendment Effective Date" shall have the meaning as set forth in
      -------------------------------
the preamble to Article III of the Fourth Amendment, i.e., the date on which all
                                                     ----
of the conditions precedent to effectiveness of the Fourth Amendment shall have occurred to the satisfaction of the Required Lenders and Administrative Agent.

     1.5  Article VIII is amended by adding the following at the conclusion of
Section 8.13:

     "the Borrower shall fail by June 30, 2001 to obtain and have in effect a fully executed commitment (subject only to due diligence and customary closing conditions as determined in the reasonable judgment of the Administrative Agent) from a lender or lenders to refinance and repay in full the Obligations owing to the Lenders and the Agent on or before August 31, 2001 or such refinancing and repayment shall fail to have been consummated or shall have been terminated or abandoned on or before August 31, 2001."

Article II.  Representations and Warranties; Confirmations
             ---------------------------------------------

     In order to induce the Lenders and the Administrative Agent to enter into this Fourth Amendment, the Borrower and each of the other Loan Parties, jointly and severally, represent and warrant to the Lenders and the Administrative Agent that:

     2.1 As of the date hereof, and after giving effect to this Fourth Amendment, no Default or Event of Default exists under the Credit Agreement, other than the Current Event of Default, and no event exists which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

     2.2 As of the date hereof and after giving effect to this Fourth Amendment, each and every one of the representations and warranties set forth in the Loan Documents shall be true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each shall hereby be incorporated herein in full by reference as if restated herein in its entirety, except for any representation or warranty limited by its terms to a specific date and except for changes in the ordinary course of business which are not prohibited by the Credit Agreement (as amended hereby) and which shall not, either singly or in the aggregate, have a Material Adverse Effect.

     2.3 The execution, delivery and performance by (i) the Borrower of this Fourth Amendment and any other Loan Document delivered pursuant hereto, and (ii) each other Loan Party of any Loan Document to which it is a Party, are within each such Loan Party's organizational powers and have been duly authorized by all necessary corporate action on the part of each such Loan Party. This Fourth Amendment is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and this Fourth

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Amendment is the legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms.

     2.4 The execution, delivery and performance by the Borrower and each other Loan Party of any Loan Document and consummation by the Borrower and each other Loan Party of the transactions contemplated hereby and thereby does not and shall not (a) conflict with or result in any breach or violation of any provision of the certificate of incorporation or by-laws of the Borrower or any other Loan Party, (b) result in any breach or violation of, or constitute a default, other than the Current Event of Default (or an event which, with notice or lapse of time or both, would constitute a default), under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower or any other Loan Party under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower or any other Loan Party is a party or to which any of its properties or assets are subject, (c) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any governmental, judicial, administrative or regulatory authority of the United States or of any state, local or foreign government or subdivision thereof (a "Governmental Entity") or (d) violate any order, writ,
                        -------------------
injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Entity.

     2.5 The Borrower hereby acknowledges and confirms that all of the liens and security interests granted pursuant to the Loan Documents secure, without limitation, the due payment and performance of all indebtedness, liabilities and obligations of the Borrower to the Lenders under the Credit Agreement as amended hereby, and that the term "obligations" as used in the Loan Documents (or any other term used therein to describe or refer to the indebtedness, liabilities, and obligations of the Borrower to the Lenders and the Administrative Agent) includes, without limitation, the indebtedness, liabilities and obligations of the Borrower and the Administrative Agent to the Lenders under the Credit Agreement as amended hereby.

     2.6 Each of the Guarantors hereby acknowledges and confirms that the terms "Obligations" , "Guaranteed Obligations" and "Guaranteed Liabilities" as used in each Guaranty includes, without limitation, all of the indebtedness, obligations and liabilities of the Borrower to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby.

     2.7  Each of the Guarantors hereby acknowledges and confirms that:

     (a) all of the liens and security interests granted pursuant to the Security Agreement and any Collateral Document secure, without limitation, all of the indebtedness, liabilities and obligations of such Guarantor to the Lenders and the Administrative Agent under its Guaranty, as confirmed hereby, and that the term "Obligations" as used in the Security Agreement and any Collateral Document (or any other term used therein to describe or refer to the indebtedness, liabilities and obligations of each Guarantor to the Lenders), includes without limitation, the indebtedness, liabilities and obligations of such Guarantor under its Guaranty, as confirmed hereby; and

     (b) all of the representations and warranties set forth in the Security Agreement and each other Collateral Document, as confirmed hereby, are true and correct as of

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the date hereof, except for any representation or warranty limited by its terms to a specific date and except for changes in the ordinary course of business which are not prohibited by the Security Agreement or such other Collateral Document and which shall not, either singly or in the aggregate, have a Material Adverse Effect.

Article III.  Conditions Precedent to the Effectiveness of this Fourth
              --------------------------------------------------------
Amendment.
----------

     The Amendments contemplated by Section 1 hereof are subject to the
                                    ---------
satisfaction of each of the following conditions precedent. The date on which all such conditions shall have been fulfilled to the satisfaction of the Administrative Agent and the Required Lenders, and the date on which this Fourth Amendment shall have become effective, shall be herein called the "Fourth Amendment Effective Date".

     The Administrative Agent shall have received on or before the Fourth Amendment Effective Date the following, and the following documents each of shall be dated as of the Fourth Amendment Effective Date (unless otherwise specified), in form and substance satisfactory to the Administrative Agent and the Lenders, and in sufficient copies, for each Lender:

     3.1  Original, executed counterparts of this Fourth Amendment.

     3.2 Certified copies of resolutions of the Board of Directors of the Borrower, A.C. Egerton (Holdings) Limited and each other Loan Party approving this Fourth Amendment, the Guaranty Confirmation and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Fourth Amendment, and each other Loan Document.

     3.3 A copy of a certificate of the Secretary of State of the jurisdiction of incorporation of the Borrower, dated reasonably near the date hereof, stating that the Borrower has paid all franchise taxes to the date of such certificate and the Borrower is duly incorporated and in good standing under the laws of the State of the jurisdiction of its incorporation.

     3.4 A certificate of the Borrower and each other Loan Party signed on behalf of the Borrower or such other Loan Party, as the case may be, by a Responsible Officer and the Secretary or an Assistant Secretary of the Borrower or such other Loan Party, as the case may be, dated the date hereof (the statements made in such certificate shall be true on and as of the date hereof), certifying as to (1) the absence of any amendments to the charter of the Borrower or such other Loan Party since the date of the Secretary of State's certificate referred to above, or in the case of A.C. Egerton (Holdings) Limited, since the copies of its Memorandum and Articles of Association as in effect on the date delivered to the Administrative Agent in connection with the Third Amendment to Credit Agreement, (2) the absence of any amendments to the bylaws of the Borrower and each other Loan Party since the last date of delivery thereof to the Administrative Agent, (3) the due incorporation and good standing of the Borrower and each other Loan Party as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower or any other Loan Party, (4) the truth of the representations and warranties contained

                                      -5-
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herein, (5) the satisfaction of the conditions precedent required of the
Borrower and its Subsidiaries as set forth in this Article III, and (6) the absence of any event occurring and continuing, or resulting from the transactions contemplated by this Fourth Amendment, that constitutes a Default, other than the Current Event of Default.

     3.5 A certificate of the Secretary or an Assistant Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and each other Loan Party authorized to sign this Fourth Amendment, the Guaranty Confirmation and each other Loan Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

     3.6 The first $50,000 installment of an amendment fee in the full amount of $100,000.00 shall have been paid to the Administrative Agent, for the pro rata account of each Lender, the full amount of which $100,000 fee the Borrower hereby acknowledges has been fully earned as of the date of execution and delivery hereof by the Lenders and the Administrative Agent, provided that the $50,000 balance of such fee shall be delivered as set forth in Section 4.1 below.

     3.7 All accrued fees and expenses of the Administrative Agent and if and as appropriate, among the Lenders (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent, syndication, collateral examination appraisal, and other direct out-of-pocket expenses) shall have been paid.

     3.8 The Administrative Agent shall have received, in form and substance reasonably satisfactory to it, such other documents, agreements and instruments as the Administrative Agent may reasonably request for a transaction of the nature contemplated by this Fourth Amendment and all proceedings (including, without limitation, under applicable foreign law) in connection with the transactions contemplated by this Fourth Amendment, and all documents incidental thereto shall be satisfactory to the Administrative Agent.

Article IV.  Conditions Subsequent.
             ----------------------

     4.1 The Borrower shall deliver to the Administrative Agent, for the pro rata account of each Lender, the balance of the amendment fee in the amount of $50,000.00, as provided for in Section 3.8 hereof, on June 30, 2001, and failure to make payment thereof on such date shall constitute an immediate Event of Default under the Credit Agreement (notwithstanding any other provision contained in the Credit Agreement), provided that, if the Borrower shall have delivered to the Lenders and the Administrative Agent by such date the commitment letter required to avoid the occurrence of an Event of Default under
Section 8.13 of the Credit Agreement (as amended hereby), the Lenders shall waive the second and final installment of the amendment fee.

Article V.  Waiver
            ------

     5.1  Waiver.  The Borrower was in violation of (i) the ratio of Total
          ------
Consolidated Debt to EBITDA under Section 6.18(b) of the Credit Agreement as of December

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31, 2000 and March 31, 2001 and (ii) the Fixed Charge Coverage Ratio under
Section 6.18 (c) of the Credit Agreement as of December 31, 2000 and March 31, 2001. Effective on the Fourth Amendment Effective Date, the Lenders and the Administrative Agent hereby waive the Event of Default under Section 8.03 caused by the above-described violations of Section 6.18, provided that such waiver shall be effective only with respect to the specific default described in the preceding sentence and shall not be applicable to any subsequent or other failure by the Borrower to comply with the terms of the Credit Agreement.

Article VI.  Reference to and Effect Upon the Credit Agreement.
             --------------------------------------------------

     6.1  Effect.  The Credit Agreement, the Collateral Documents and all
          ------
agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Fourth Amendment.

     6.2  No Waiver; References.  The execution, delivery and effectiveness of
          ---------------------
this Fourth Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Fourth Amendment, each reference in:

          (i) the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

          (ii) the other Loan Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby;

          (iii) the Loan Documents to the "Loan Documents" shall be deemed to include this Fourth Amendment, and each of the other Loan Documents;

Article VII.  Miscellaneous.
              --------------

     7.1  Payment of Expenses.  The Borrower shall pay to the Administrative
          -------------------
Agent, for the pro rata accounts of each Lender, all documentation expenses including, but not limited to, any payment or prepayment in connection with any Alternative Currency conversion as set forth herein pursuant to Section 1.2.

     7.2  Continuing Effectiveness of Credit Agreement.  Except as specifically
          --------------------------------------------
amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with the terms and are hereby ratified and confirmed.

     7.3  Headings.  Section headings in this Fourth Amendment are included
          --------
herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purposes.

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     7.4  Law.  THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND
          ---
GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     7.5  Successors.  This Fourth Amendment shall be binding upon the Borrower,
          ----------
the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent.

     7.6  Modification.  No modification or waiver of or with respect to any
          ------------
provisions of this Fourth Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Administrative Agent or the Lenders from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No consent to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Fourth Amendment, together with the Credit Agreement, as amended, embodies the entire agreement and understanding among the Borrower, the Administrative Agent and the Lenders and supersedes all prior agreements and understandings relating to the subject matter hereof.

     7.7  Severability.  The provisions of this Fourth Amendment are severable,
          ------------
and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Fourth Amendment in any jurisdiction.

     7.8  Execution in Counterparts.  This Fourth Amendment may be executed in
          -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Transmission of signatures by facsimile shall be deemed effective as if original manually executed counterparts had been delivered.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Fourth Amendment to the Credit Agreement to be duly executed as of the date first above written.

                         CHANNELL COMMERCIAL CORPORATION

                         By
                           ----------------------------------------
                              Name:
                              Title:

                         FLEET NATIONAL BANK
                         as Administrative Agent, Issuing Bank and a Lender

                         By
                           ----------------------------------------
                              Name:
                              Title:

                         WELLS FARGO BANK, NATIONAL ASSOCIATION
                         as  a Lender

                         By
                           ----------------------------------------
                         Name:
                         Title: